UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported 6/24/2005)

                          Med Gen Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

           Nevada                   000-29171            65-0703559
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(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)         Identification No.)


     7284 West Palmetto Park Road, Suite #207, Boca Raton, FL  33433
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            (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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  (Former name or former address, if changed since last report)

                     All Correspondence to:
                       Paul B Kravitz CEO
                       C/O Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #207
                      Boca Raton, FL  33433


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Item 8.01  Other Events.

	On June 23rd, 2005 the Company received the proxy certification from the Transfer Agent and the results were as follows:

For: 15,695,218
Against: 351,452
Abstain: 10,000

The Amendment to increase the authorized shares from 50,000,000 to 250,000,000 Passed by majority vote. The Company has taken all necessary steps to file the appropriate documents in Nevada, and to amend its certificate of incorporation.


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                            SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Med Gen Inc.
Date: June 24, 2005
                              /s/Paul B. Kravitz
                              ----------------------------------
                              Paul B. Kravitz,
                              Chairman & Chief Executive Officer



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